January 3, 2025 Nippon Steel Corporation and U. S. Steel Condemn U.S. Government’s Unlawful Decision to Block Proposed Acquisition of U. S. Steel Companies will take all appropriate action to protect their legal rights TOKYO & PITTSBURGH--(BUSINESS WIRE)-- Nippon Steel Corporation ("Nippon Steel") (TSE: 5401) and United States Steel Corporation ("U. S. Steel") (NYSE: X) today issued the following statement on President Biden’s decision to block their proposed transaction. We are dismayed by President Biden’s decision to block Nippon Steel’s acquisition of U. S. Steel, which reflects a clear violation of due process and the law governing CFIUS. Instead of abiding by the law, the process was manipulated to advance President Biden’s political agenda. The President’s statement and Order do not present any credible evidence of a national security issue, making clear that this was a political decision. Following President Biden’s decision, we are left with no choice but to take all appropriate action to protect our legal rights. Nippon Steel and U. S. Steel are confident that our transaction would revitalize communities that rely on American steel, including in Pennsylvania and Indiana, provide job security for American steelworkers, enhance the American steel supply chain, help America’s domestic steel industry compete more effectively with China and bolster national security. Nippon Steel is the only partner both willing and able to make the necessary investments – including at least $1 billion to Mon Valley Works and approximately $300 million to Gary Works as a part of $2.7 billion in investment that it has already committed – to protect and grow U. S. Steel as an iconic American company for the benefit of the communities in which it operates and the entire American steel industry. Blocking this transaction means denying billions of committed investment to extend the life of U. S. Steel’s aging facilities and putting thousands of good-paying, family-sustaining union jobs at risk. In short, we believe that President Biden has sacrificed the future of American steelworkers for his own political agenda. We are committed to taking all appropriate action to protect our legal rights to allow us to deliver the agreed upon value of $55.00 per share for U. S. Steel’s stockholders upon closing. Since the outset of the regulatory review process, we have diligently and transparently engaged with CFIUS. The record before CFIUS is abundantly clear that this transaction, with the commitments made by Nippon Steel, would strengthen, not weaken, national security. Yet, it is clear that the CFIUS process was deeply corrupted by politics, and the outcome was pre-determined, without an investigation on the merits, but to satisfy the political objectives of the Biden White House. It is shocking — and deeply troubling — that the U.S. government would reject a procompetitive transaction that advances U.S.

interests and treat an ally like Japan in this way. Unfortunately, it sends a chilling message to any company based in a U.S. allied country contemplating significant investment in the United States. To proactively address any concerns that could be raised by CFIUS, Nippon Steel voluntarily committed to various mitigation measures that would be fully enforceable by the U.S. government, including: having a majority of the go-forward board of directors of U. S. Steel be composed of U.S. citizens; having three independent directors who will be approved by CFIUS; ensuring that key positions such as CEO and CFO will be U.S. citizens; removing any Nippon Steel involvement in trade measures proposed by U. S. Steel; prohibiting the transfer of any production and jobs outside the U.S.; guaranteeing that production capacity at U. S. Steel’s facilities in Pennsylvania, Arkansas, Alabama, Indiana and Texas would not be reduced for ten years without approval from CFIUS; regularly reporting to CFIUS on the status of compliance with the national security agreement; and allowing CFIUS to send an observer to the board of directors. However, CFIUS did not give due consideration to a single mitigation proposal offered by the Parties, as evidenced by the absence of any written feedback to the four robust national security agreements that the Parties proactively offered over 100 days. We are deeply disappointed to see President Biden’s decision today. We would like to express our sincere gratitude to the wide range of stakeholders in the United States and Japan, including U. S. Steel employees, local business and community members, government officials, and elected officials for their tremendous cooperation and enthusiastic support for this transaction. We will never give up on pursuing business in the U.S. for the benefit of the U.S. domestic stakeholders. We continue to believe that a partnership between Nippon Steel and U. S. Steel is the best way to ensure that U. S. Steel, and particularly its USW-represented facilities, will be able to compete and thrive well into the future – and we will work closely with stakeholders, including government officials from Japan and allies and partners in the U.S., to take all appropriate action to protect our legal rights and secure that future. *For more information about this acquisition, please refer to the press release on December 18, 2023. (Updated disclosure on December 19, 2023, April 15, 2024, May 3, 2024, May 30, 2024, and December 26,2024) https://www.nipponsteel.com/common/secure/en/ir/library/pdf/20231218_100.pdf For inquiries, https://www.nipponsteel.com/en/contact/ and media@uss.com About NSC NSC is Japan’s largest steelmaker and one of the world’s leading steel manufacturers. NSC has a global crude steel production capacity of approximately 66 million tonnes and employs approximately 100,000 people in the world. NSC’s manufacturing base is in Japan and the company has presence in 15 additional countries including: United States, India, Thailand, Indonesia, Vietnam, Brazil, Mexico, Sweden, China and others. NSC established a joint venture in the United States around 40 years ago and has focused on building cooperative and good relationships with employees, labor unions, suppliers, customers, and communities. As the ‘Best Steelmaker with World-Leading Capabilities,’ NSC pursues world- leading technologies and manufacturing capabilities and contributes to society by providing excellent products and services. For more information, please visit:

https://www.nipponsteel.com. About U. S. Steel Founded in 1901, U. S. Steel is a leading steel manufacturer. With an unwavering focus on safety, the Company’s customer-centric Best for All® strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers, and packaging industries with high value-added steel products. The Company also maintains advanced iron ore production and has an annual raw steelmaking capability of 25.4 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world- class operations across the United States and in Central Europe. For more information, please visit: www.ussteel.com. CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This press release contains information regarding U. S. Steel and Nippon Steel that may constitute “forward-looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, that are subject to risks and uncertainties. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may” and similar expressions or by using future dates in connection with any discussion of, among other things, statements expressing general views about trends, events or developments that we expect or anticipate will occur in the future, potential changes in the global economic environment, anticipated capital expenditures, the construction or operation of new or existing facilities or capabilities and the costs associated with such matters, as well as statements regarding the proposed transaction, including the timing of the completion of the transaction. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements include all statements that are not historical facts, but instead represent only U. S. Steel’s beliefs regarding future goals, plans and expectations about our prospects for the future and other events, many of which, by their nature, are inherently uncertain and outside of U. S. Steel’s or Nippon Steel’s control and may differ, possibly materially, from the anticipated events indicated in these forward-looking statements. Management of U. S. Steel or Nippon Steel, as applicable, believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. In addition, forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from U. S. Steel’s or Nippon Steel’s historical experience and our present expectations or projections. Risks and uncertainties include without limitation: the ability of the parties to consummate the proposed transaction, on a timely basis or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement and plan of merger relating to the proposed transaction (the “Merger Agreement”); litigation related to the transaction; the risk that the parties to the Merger Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; certain restrictions during the pendency of the proposed transaction that may impact U. S. Steel’s ability to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of U. S. Steel’s common stock or Nippon Steel’s common stock or American Depositary Receipts; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of U. S. Steel or Nippon Steel to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; and the risk the pending proposed transaction could distract management of U. S. Steel. U. S. Steel directs readers to its Form 10-K for the year ended December 31, 2023 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and the other documents it files with the SEC for other risks associated with U. S. Steel’s future performance. These documents contain and identify important factors that could cause actual results to differ materially from those contained in the forward-looking statements. View source version on businesswire.com: https://www.businesswire.com/news/home/20250103032160/en/ NSC Contacts Media For inquiries, https://www.nipponsteel.com/en/contact/ Investors ir@jp.nipponsteel.com Yuichiro Kaneko / +81-80-9022-6867 / kaneko.yc3.yuichiro@jp.nipponsteel.com Yohei Kato / +81-80-2131-0188 / kato.rk5.yohei@jp.nipponsteel.com General Inquiries (U.S.) Nippon Steel North America, Inc. / +1 (713) 654 7111 U.S. Media Contacts NSCMedia@teneo.com Robert Mead / +1 (917) 327 9828 / Robert.Mead@teneo.com Jack Coster / +1 (207) 756 4586 / Jack.Coster@teneo.com U. S. Steel Contacts Media Corporate Communications T- 412-433-1300 E- media@uss.com Kelly Sullivan / Ed Trissel Joele Frank, Wilkinson Brimmer Katcher T- 212-355-4449 Investors Emily Chieng Investor Relations Officer

T – (412) 618-9554 E – ecchieng@uss.com Source: United States Steel Corporation